UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2009

OPNEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33306	22-3761205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
1 Christopher Way, Eatontown, New Jersey 07724
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 544-3400
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On January 9, 2009, Opnext, Inc. (the “Company” or “Opnext”) completed its acquisition of StrataLight Communications, Inc. Under the terms of the acquisition agreement, which were previously announced on July 9, 2008, Opnext has acquired all the capital stock of StrataLight. StrataLight stockholders received 26,545,455 shares of Opnext common stock and $30,000,000 in cash. The former StrataLight shareholders own approximately 29 percent of the outstanding capital stock of Opnext. The Company issued a press release on January 9, 2009 announcing the foregoing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On January 6, 2009, Harry Bosco, President and Chief Executive Officer of the Company, announced that he will retire as Chief Executive Officer and President effective March 31, 2009. Mr. Bosco was also elected by the Board of Directors to assume the role of Chairman of the Company’s Board of Directors effective April 1, 2009.
(c) On January 6, 2009, Gilles Bouchard, currently Chief Operating Officer of the Company, was appointed by the Board of Directors to succeed Harry Bosco as Chief Executive Officer and President of Opnext effective April 1, 2009.
(e) On January 6, 2009, at the Annual Meeting, the Opnext stockholders approved and adopted the Opnext, Inc. Second Amended and Restated 2001 Long-Term Stock Incentive Plan, which includes an increase in the aggregate number of shares reserved for issuance thereunder from 9,400,000 shares to 19,000,000 shares.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 9, 2008, by and among Opnext, Inc., StrataLight Communications, Inc., Omega Merger Sub 1, Inc., Omega Merger Sub 2, Inc. and Jerome S. Contro (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Opnext, Inc. on July 10, 2008).

99.1	Press release dated January 9, 2009 issued by Opnext, Inc.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNEXT, INC.
Date: January 12, 2009	By:	/s/ Robert J. Nobile
Robert J. Nobile
Chief Financial Officer and Senior Vice President, Finance

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EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 9, 2008, by and among Opnext, Inc., StrataLight Communications, Inc., Omega Merger Sub 1, Inc., Omega Merger Sub 2, Inc. and Jerome S. Contro (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Opnext, Inc. on July 10, 2008).

99.1	Press release dated January 9, 2009 issued by Opnext, Inc.

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